SUPPLEMENT DATED DECEMBER 5, 2014 TO

THE SUMMARY PROSPECTUS

OF MARKET VECTORS ETF TRUST

Dated May 1, 2014

This Supplement updates certain information contained in the above-dated Summary Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Colombia ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

At a meeting held on December 4, 2014, the Board of Trustees of the Trust unanimously approved the termination and winding down of the Fund, with the liquidation payment to shareholders of record expected to take place on or about December 23, 2014.

After the close of business on December 12, 2014, the Fund will no longer accept creation orders. The last day of trading of shares of the Fund on NYSE Arca, Inc. (“NYSE Arca”) is expected to be December 12, 2014. Shareholders should be aware that when the Fund commences liquidation, which is expected to occur on or about December 12, 2014, it will no longer pursue its stated investment objective or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). During this period, the Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on December 13, 2014 and December 23, 2014, shareholders will be unable to dispose of their shares on NYSE Arca.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on December 12, 2014, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on NYSE Arca after market close on December 12, 2014, and the shares will be subsequently delisted. Shareholders who continue to hold shares of the Fund on the Fund’s liquidation date will receive a Liquidating Distribution with a value equal to their proportionate ownership interest in the Fund on that date.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should call the Fund’s distributor, Van Eck Securities Corporation at 1.888.MKT.VCTR for additional information.

Please retain this supplement for future reference.